3Q17 Update

3Q17 Financial Update  Quarterly earnings of $856,000, $0.05 per diluted share  Loan loss provision of $4.3 million, or $0.17 per share  Operating earnings was $0.07 per share excluding restructuring charges noted below and pre-tax gain on sale of bonds of $338,000  Restructuring charges of $903,000 (pre-tax), or $0.03 per share after-tax  Includes write-offs of leasehold improvements and furniture & equipment as well as lease termination costs  Closed 7 branches with sale of 2 branches on schedule for Q4 close  Minimal impact from Hurricane Harvey, approximately $250,000  Deferred interest and waiving of ATM and NSF fees; no significant credit impact  Minor disruption to branch operations and employees  Dramatically stronger capital levels after completion of capital raise  Tangible Common Equity/Tangible Assets increased to 9.5% at September 30, 2017, from 9.2% at June 30, 2017 and 6.8% at March 31, 2017  Overallotment from capital raise exercised July, 2017 adding $5.8 million to capital  Cash at Holding Company of $61.5 million at September 30, 2017 2

3Q17 Financial Update (cont’d)  Other key operating metrics  Loans declined $4.3 million  Payoff/paydown of $15.8 million of classified relationships  Continued paydown of energy portfolio – decline of $11.0 million  Charge-offs of $2.5 million of loans rated as classified at June 30, 2017.  Core Deposits remain stable at 88% of deposit mix with low funding cost of 0.35%  Core Net Interest Margin of 4.12% vs. 4.09% for 2Q17  Core Noninterest Expense of $16.9 million vs. $17.2 million for 2Q17  3Q17 Pre-Tax, Pre-Provision earnings, operating $7.1 million vs. $6.2 million for 2Q17 3

3Q17 Asset Quality Summary  Loan loss reserve/loans 2.03% at 9/30/17 vs. 1.99% at 6/30/17  3Q17 Loan Loss Provision of $4.3 million  Total net charge-offs for quarter $3.9 million  Includes $2.3 million of charge-offs on seven collateral dependent loans on non-accrual  Charge-offs on collateral dependent loans – more aggressive approach consistent with regulatory guidance  Non-performing assets $53.9 million at 9/30/17 vs. $56.4 million at 6/30/17  Classified/Capital (Bank Level) was 66.2% vs. 72.0% at 6/30/17  Energy loans decreased $11.0 million to 16.0% of loans, down from 16.8% at 6/30/17 4

3Q17 Energy Highlights  Energy outstandings down $11 million in 3Q, or 5.3%, to $198 million  16.0% of loans, down from 16.8% at 6/30/17  Direct C&I – 82% of balances, Indirect – 18% (CRE and RRE)  C&I Wtd Average Maturity – 3.1 years  Reserves on C&I energy loans 5.7%; Other energy related 4.5%  Energy reserve stands at 5.5% of energy loans at 9/30/17  Three energy-related C/Os during quarter totaling $862,000  One new energy-related impairment totaling $103,000 was identified during 3Q and two impairment charges of $104,000 were recorded related to existing impaired loans identified prior to 3Q17  Cycle to date NCO’s - $10.8 million or 4.08% of 12/31/14 energy loans 5

3Q17 Energy Highlights (cont’d)  Total criticized energy loans 44.7% of total energy loans  Unchanged from 44.7% at 6/30/17  Total criticized down $5.1 million to $88.4 million (down 5.5%)  Seven energy-related rating changes during quarter  2 relationships downgraded to Special Mention (SM) - $3.6 million  5 relationships downgraded to Substandard (SS) - $1.8 Million  2 Shared National Credits – $12.7 million or 6.4% of energy loans  Unfunded Commitments – Only 21% of outstanding balances  $42.5 million at 9/30/17 - Utilization rate of 57.5% vs. 53.4% at 6/30/17  A/R – 75% of commitments, Equipment 11%, CRE 9%  A/R customers have lockbox agreements and/or at minimum provide monthly borrowing base certificates  Houston non-owner occupied CRE - $29.6 million, 2.4% of total loans 6

Energy Portfolio as of 9/30/2017 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices ($’s in Millions) 7 Collateral Total $’s (Millions) % of Loan Portfolio # of Loans # of Relationships Avg $ per Relationship Wt'd Avg Maturity (Yrs) Accounts Receivables $ 44.5 22.5% 61 56 $ 0.8 0.4 Barges, Crew Boats, Marine Vessels 50.0 25.3% 25 18 2.8 5.5 Equipment 59.3 30.0% 155 79 0.8 3.3 Inventory 2.1 1.1% 6 6 0.3 1.6 CD/Mkt. Securities 2.3 1.1% 13 11 0.2 1.2 All Other 3.1 1.6% 74 63 0.0 0.0 Sub Total C & I $ 161.3 81.5% 334 233 $ 0.7 3.1 Commercial Real Estate 32.9 16.6% 63 50 0.7 15.1 Consumer Real Estate 3.4 1.7% 41 36 0.1 11.5 Other 0.3 0.2% 18 18 0.0 0.0 Sub Total Non C & I $ 36.5 18.5% 122 104 0.4 14.7 Total $ 197.8 100.0% 456 337 $ 0.6 5.3

Past Due Energy Loans as of 9/30/2017 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices > 30 days + nonaccruals = 13.46% of energy loans ($’s in Millions) 8 Collateral Total $’s (Millions) % of Loan Portfolio Total Past Due $’s (Millions) % of Loan Portfolio 0-29 30-59 60-89 90+ Non- Accruals Accounts Receivables $44.5 22.5% $ 1.58 0.8% $ 0.47 - - - $1.11 Barges, Crew Boats, Marine Vessels 50.0 25.3% 14.72 7.4% 2.60 - - - 12.12 Equipment 59.3 30.0% 9.16 4.6% 0.09 0.18 0.11 - 8.78 Commercial Real Estate 32.9 16.6% 3.98 2.0% 0.93 - - - 3.06 Consumer Real Estate 3.4 1.7% 0.33 0.2% 0.07 0.07 - - 0.19 Inventory 2.1 1.1% 1.04 0.5% 0.06 - - - 0.98 CD/Mkt. Securities 2.3 1.1% 0.23 0.1% 0.23 - - - - All Other 3.4 1.7% 0.61 0.3% 0.59 0.01 - - 0.02 Total $ 197.8 100.0% $ 31.67 16.0% $ 5.04 $ 0.26 $ 0.11 $ - $ 26.26 Accruing – Past Due ($ Millions)

Energy Loans by Risk Rating & Loan Type as of 9/30/2017 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 9 Risk Rating Rating # C & I R/E Comm Consumer Real Estate CD/Mkt. Securities Other 3Q17 Total 2Q17 Total 3Q17 % of Loan Portfolio 2Q17 % of Loan Portfolio Prime 1 $ - $ - $ - $ 0.7 $ - $ 0.7 $ 0.7 0.4% 0.4% Excellent 2 0.0 0.1 - 1.0 - 1.1 1.1 0.6% 0.5% Above Average 3 24.9 1.5 0.1 - 0.0 26.5 28.9 13.4% 13.8% Satisfactory 4 58.5 18.4 2.3 0.5 1.3 81.2 84.6 41.0% 40.5% Total Pass Rated $ 83.4 $ 20.0 $ 2.4 $ 2.3 $ 1.3 $ 109.5 $ 115.3 55.3% 55.2% Other Assets Special Mention 5 4.6 0.4 - - - 5.0 3.3 2.5% 1.6% Substandard 6 71.0 11.3 1.0 - 0.0 83.4 90.2 42.1% 43.2% Doubtful 7 0.0 - - - - 0.0 0.0 0.0% 0.0% Total $ 159.0 $ 31.7 $ 3.4 $ 2.3 $ 1.3 $197.8 $208.8 100.0% 100.0%

Energy Loans by Risk Rating & Collateral as of 9/30/2017 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 10 Collateral Pass Other Assets Special Mention Substandard Doubtful 3Q17 Total 2Q17 Total 3Q17 % of Loan Portfolio 2Q17 % of Loan Portfolio Accounts Receivables $ 20.7 $ 0.6 $ 23.3 $ - $ 44.5 $ 43.4 22.5% 20.8% Barges, Crew Boats, Marine Vessels 21.1 - 28.9 - 50.0 51.2 25.3% 24.5 % Equipment 38.3 3.3 17.7 - 59.3 69.5 30.0% 33.3 % Commercial Real Estate 21.1 0.4 11.3 - 32.9 33.7 16.6% 16.1 % Real Estate 2.3 - 1.0 - 3.4 3.3 1.7% 1.6 % Inventory 0.4 0.7 1.0 - 2.1 2.1 1.1% 1.0 % CD Secured 2.3 - - - 2.3 2.3 1.1% 1.1 % All Other 3.3 - 0.1 0.0 3.4 3.3 1.7% 1.6 % Total $ 109.5 $ 5.0 $ 83.3 $ 0.0 $ 197.8 $ 208.8 100.0% 100.0%

Energy Loans by Type of Facility as of 9/30/2017 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 11 Facility Type Bal 09.30.17 ($'s in Millions) % of Loan Portfolio Bal 06.30.17 ($'s in Millions) % of Loan Portfolio Net Change 3Q17 Closed-End $ 132.2 66.8% $ 146.1 70.0% - $ 13.9 Revolving LOC 59.1 29.9% 57.1 27.3% 2.0 Other 6.5 3.3% 5.7 2.7% 0.9 Total $ 197.8 100.0% $ 208.8 100.0% - $ 11.0

Energy Loans Unfunded Commitment as of 9/30/2017 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices Combined utilization rate (including straight lines of credit) was 57.5% compared to 53.4% at 06/30/2017. Revolving Lines of Credit ($’s in Millions) 12 Collateral Original Line Amount Current Balance Unfunded Amount Accounts Receivables $ 76.4 $ 44.5 $ 31.9 Barges, Crew Boats, Marine Vessels 0.4 0.4 - Equipment 16.4 11.6 4.8 Commercial Real Estate 4.1 0.2 3.9 Real Estate 0.4 0.3 0.0 Inventory 0.8 0.8 - CD Secured 1.7 0.7 1.0 All Other 1.5 0.6 0.9 Total $ 101.6 $ 59.1 $ 42.5

Reconciliation of Non-GAAP Measures 13 9/30/2017 6/30/2017 3/31/2017 Tangible Common Equity to Tangible Assets Total equity 267,643$ 261,570$ 216,062$ Less preferred equity 40,987 41,092 41,110 Total common equity 226,656$ 220,478$ 174,952$ Less intangible assets 45,963 46,239 46,516 Tangible common equity A 180,693$ 174,239$ 128,436$ Total assets 1,947,066$ 1,945,569$ 1,934,939$ Less intangible assets 45,963 46,239 46,516 Tangible assets B 1,901,103$ 1,899,330$ 1,888,423$ Tangible common equity to tangible assets A/B 9.5% 9.2% 6.8% Core Net Interest Margin Net interest income (FTE) 19,003$ 18,442$ Less purchase accounting adjustments (355) (380) Net interest income, net of purchase accounting adjustments C 18,648$ 18,062$ Total average earnings assets 1,793,754$ 1,768,862$ Add average balance of loan valuation discount 1,504 1,720 Average earnings assets, excluding loan valuation discount D 1,795,258$ 1,770,582$ Core net interest margin C/D 4.12% 4.09% Core Noninterest expense Total noninterest expense 17,759$ 19,604$ Severance and retention accruals - (1,341) One-time charge related to discontinued branch projects - (465) One-time charge related to closure of branches (903) - Write-down of assets held for sale - (570) Total core noninterest expense 16,856$ 17,228$ Pre-tax, Pre-provision Earnings, Operating Earnings (loss) before income taxes 2,240$ (8,635)$ Severance and retention accruals - 1,341 One-time charge related to discontinued branch projects - 465 One-time charge related to closure of branches 903 - Write-down of assets held for sale - 570 Net gain on sale of securities (338) (3) Provision for loan losses 4,300 12,500 Pre-tax, pre-provision earnings, operating 7,105$ 6,238$ For the Quarter Ended